Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 8, 2008, NPC International, Inc. (“NPC” or the “Company”) completed the acquisition from Pizza Hut, Inc. and Pizza Hut of America, Inc. (collectively “PHI”) of 191 Pizza Hut units located in Tampa, Florida; Cedar Rapids, Iowa; Kansas City, Missouri; Kansas City, Kansas; and North Atlanta, Georgia, collectively referred to as the “Acquisition Units” or “Pizza Hut Restaurants”. On the same date, NPC completed the disposition to PHI of 70 Pizza Hut units located in Jacksonville, Florida; Jackson, Mississippi; Spokane, Washington and Savannah, Georgia, collectively referred to as the “Disposition Units”.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of NPC International, Inc. have been developed by applying pro forma adjustments reflecting the acquisition of the Acquisition Units and the disposition of the Disposition Units, herein referred to as the “Pro Forma Transactions”. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 23, 2008 gives effect to the Pro Forma Transactions as if they had occurred on September 23, 2008. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008 and for the 52 weeks ended December 25, 2007 give effect to the acquisition of the Acquisition Units as if they had occurred on December 27, 2006. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008, 52 weeks ended December 25, 2007, 34 weeks ended December 26, 2006, 18 weeks ended May 2, 2006 (predecessor period, previous to the acquisition of NPC by NPC Acquisition Holdings, LLC, a company controlled by Merrill Lynch Global Private Equity and certain of its affiliates), and 52 weeks ended December 27, 2005 (predecessor period) give effect to the disposition of the Disposition Units as if the disposition occurred on December 29, 2004. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with these Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements were prepared using the purchase method of accounting. Accordingly, the estimated cost of the Acquisition Units has been allocated to the assets acquired and liabilities assumed based upon the preliminary estimate of fair values as of September 23, 2008. These estimates of fair market value are preliminary and are, therefore, subject to further refinement. The primary changes to the condensed consolidated statements of income includes an increase in the amortization and depreciation expense associated with the adjustments to franchise rights and facilities and equipment based upon the preliminary estimates of fair value and management’s estimate of the remaining useful lives of the subject assets; application of estimated royalty fees that are to be paid by NPC, a franchisee of PHI; and, certain other contractual adjustments that the Company will recognize on a going forward basis in the operation of these Pizza Hut Restaurants. Accordingly, as these amounts are estimates, actual amounts recognized by the Company for the operation of the Pizza Hut Restaurants could ultimately differ materially from the amounts reflected in these statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to represent what our results of operations or financial condition would have been had the Pro Forma Transactions actually occurred on the dates indicated and they do not purport to project our results of operations or financial condition for any future period or as of any future date. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and related notes of NPC in its Annual Reports on Form 10-K for the years ended December 25, 2007 and December 26, 2006 and its Quarterly Reports on Form 10-Q for the quarterly periods ended September 23, 2008, June 24, 2008, and March 25, 2008 and the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

As of September 23, 2008

(Dollars in thousands)

		Acquisition	Disposition
	NPC Intl.	Units	Units	Pro Forma		Pro Forma
Assets	(Historical)	(Historical)	(Historical)	Adjustments		Combined
Current assets:
Cash and cash equivalents	$14,756	$123	$(71)	$(14,640)	(1)	$168
Accounts receivable	3,131	—	(24)	—		3,107
Inventories	6,042	1,024	(504)	—		6,562
Prepaid expenses and other current assets	4,484	13	(46)	—		4,451
Assets held for sale	580	—	—	—		580
Deferred income tax	2,377	—	—	—		2,377
Income taxes receivable	2,544	—	—	—		2,544
Total current assets	33,914	1,160	(645)	(14,640)		19,789
Facilities and equipment	215,369	104,774	(14,677)	(76,398)	(2)	229,068
Less accumulated depreciation	(68,675)	(67,095)	4,467	67,095	(2)	(64,208)
Net facilities and equipment	146,694	37,679	(10,210)	(9,303)		164,860

Franchise rights, net	425,983	—	(31,732)	21,738	(2)	415,989
Goodwill	191,833	1,783	(4,381)	986	(2)	190,221
Other assets, net	26,430	(330)	(849)	213	(2)	25,464
Total assets	$824,854	$40,292	$(47,817)	$(1,006)		$816,323
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,463	$—	$—	$—		$18,463
Accrued payroll	12,952	—	—	—		12,952
Payroll and sales taxes	6,198	—	—	—		6,198
Accrued interest	9,509	—	—	—		9,509
Other accrued liabilities	14,103	—	—	—		14,103
Current portion of insurance reserves	7,713	—	—	—		7,713
Current portion of long-term debt	1,210	—	—	—		1,210
Total current liabilities	70,148	—	—	—		70,148
Long-term debt	409,594	—	—	19,800	(3)	429,394
Other deferred items	26,296	—	—	—		26,296
Insurance reserves	11,602	—	—	—		11,602
Deferred income taxes	130,898	—	—	—		130,898
Total long-term liabilities	578,390	—	—	19,800		598,190
Stockholders’ equity:
Common stock:
Paid-in capital	163,325	—	—	—		163,325
Accumulated other comprehensive loss	(608)	—	—	—		(608)
Retained earnings (loss)	13,599	—	(47,817)	19,486	(4)	(14,732)
Net assets acquired	—	40,292	—	(40,292)	(2)	—

Total stockholders’ equity	176,316	40,292	(47,817)	(20,806)		147,985

Total liabilities and stockholders’ equity	$824,854	$40,292	$(47,817)	$(1,006)		$816,323

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Thirty-Nine Weeks Ended September 23, 2008

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Disposition Units	Pro Forma		Pro Forma
	(Historical)	(Historical)	(Historical)	Adjustments		Combined
Net product sales	$546,976	$139,476	$(42,201)	$(7,465)	(8)	$636,786
Fees and other income	17,184	—	(995)	7,465	(8)	23,654
Total Net Sales	564,160	139,476	(43,196)	—		660,440
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	156,151	39,720	(12,586)	—		183,285
Direct labor	154,204	41,672	(11,939)	—		183,937
Other restaurant operating expenses	176,431	43,178	(14,092)	7,896	(5)
				2,051	(6)
				(1,900)	(7)
				(1,625)	(8)	211,939
General and administrative expenses	31,195	7,895	(1,147)	1,625	(8)	39,568
Corporate depreciation and amortization of
intangibles	9,948	—	(1,473)	(370)	(7)	8,105
Net facility impairment charges	309	1	—	—		310
Net loss on disposition of assets	117	—	—	—		117
Total costs and expenses	528,355	132,466	(41,237)	7,677		627,261
Operating income	35,805	7,010	(1,959)	(7,677)		33,179
Other expense:
Interest expense	(24,935)	—	—	(484)	(9)	(25,419)
Miscellaneous	(11)	—	(3)	—		(14)
Income before income taxes	10,859	7,010	(1,962)	(8,161)		7,746
Provision for income taxes	3,546	—	—	(1,245)	(10)	2,301
Income from continuing operations	$7,313	$7,010	$(1,962)	$(6,916)		$5,445

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Fifty-Two Weeks Ended December 25, 2007

(Dollars in thousands)

	NPC Intl.	Acquisition Units	Disposition Units	Pro Forma		Pro Forma
	(Historical)	(Historical)	(Historical)	Adjustments		Combined
Net product sales	$679,500	$177,338	$(49,943)	$(7,303)	(8)	$799,592
Fees and other income	18,345	—	(999)	7,303	(8)	24,649
Total Net Sales	697,845	177,338	(50,942)	—		824,241
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	184,612	49,353	(14,151)	—		219,814
Direct labor	192,426	51,699	(14,418)	—		229,707
Other restaurant operating expenses	222,144	53,664	(16,940)	10,022	(5)
				2,735	(6)
				(2,629)	(7)
				(1,844)	(8)	267,152
General and administrative expenses	39,058	10,364	(1,285)	1,844	(8)	49,981
Corporate depreciation and amortization
of intangibles	12,468	—	(1,692)	493	(7)	11,269
Net facility impairment charges	669	147	—	—		816
Net gain on disposition of assets	(685)	—	—	—		(685)
Total costs and expenses	650,692	165,227	(48,486)	10,621		778,054
Operating income	47,153	12,111	(2,456)	(10,621)		46,187
Other income (expense):
Interest expense	(38,015)	—	—	(638)	(9)	(38,653)
Miscellaneous	11	—	(3)	—		8
Income before income taxes	9,149	12,111	(2,459)	(11,259)		7,542
Provision for income taxes	1,379	—	—	(643)	(10)	736
Income from continuing operations	$7,770	$12,111	$(2,459)	$(10,616)		$6,806

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Condensed Consolidated Statements of Income

For the Thirty-Four Weeks Ended December 26, 2006

(Dollars in thousands)

	NPC Intl.	Disposition Units	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustments		Combined
Net product sales	$387,376	$(23,685)	$—		$363,691
Fees and other income	10,489	(383)	—		10,106
Total Net Sales	397,865	(24,068)	—		373,797
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	102,879	(6,797)	—		96,082
Direct labor	109,951	(6,690)	—		103,261
Other restaurant operating expenses	130,595	(7,954)	—		122,641
General and administrative expenses	24,513	(580)	—		23,933
Corporate depreciation and amortization of
intangibles	8,107	(1,007)	—		7,100
Net facility impairment charges	220	—	—		220
Net gain on disposition of assets	(615)	—	—		(615)
Total costs and expenses	375,650	(23,028)	—		352,622
Operating income	22,215	(1,040)	—		21,175
Other income (expense):
Interest expense	(25,306)	—	—		(25,306)
Loss on early termination of debt	—	—	—		—
Miscellaneous	87	(2)	—		85
Loss before income taxes	(3,004)	(1,042)	—		(4,046)
Income tax benefit	(1,881)	—	(417)	(10)	(2,298)
Loss from continuing operations	$(1,123)	$(1,042)	$417		$(1,748)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Condensed Consolidated Statements of Income

For the Eighteen Weeks Ended May 2, 2006

(Dollars in thousands)

	Predecessor
	NPC Intl.	Disposition Units		Pro Forma
	(Historial)	(Historical)		Combined
Net product sales	$214,587	$(13,588)		$200,999
Fees and other income	5,881	(224)		5,657
Total Net Sales	220,468	(13,812)		206,656
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	54,896	(3,718)		51,178
Direct labor	59,008	(3,791)		55,217
Other restaurant operating expenses	66,032	(4,242)		61,790
General and administrative expenses	24,372	(318)		24,054
Corporate depreciation and amortization of
intangibles	2,144	(69)		2,075
Net facility impairment charges	100	—		100
Net gain on disposition of assets	(207)	—		(207)
Total costs and expenses	206,345	(12,138)		194,207
Operating income	14,123	(1,674)		12,449
Other expense:
Interest expense	(3,744)	—		(3,744)
Loss on early termination of debt	(11,306)	—		(11,306)
Miscellaneous	(690)	—		(690)
Loss before income taxes	(1,617)	(1,674)		(3,291)
Provision for income taxes	—	—	(10)	—
Loss from continuing operations	$(1,617)	$(1,674)		$(3,291)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NPC INTERNATIONAL, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Fifty-Two Weeks Ended December 27, 2005

(Dollars in thousands)

	Predcecessor
	NPC Intl.	Disposition Units		Pro Forma
	(Historical)	(Historical)		Combined
Net product sales	$596,824	$(37,018)		$559,806
Fees and other income	15,187	(573)		14,614
Total Net Sales	612,011	(37,591)		574,420
Costs and expenses:
Cost of sales (exclusive of depreciation
and amortization)	161,114	(10,712)		150,402
Direct labor	165,576	(10,367)		155,209
Other restaurant operating expenses	186,601	(11,762)		174,839
General and administrative expenses	32,547	(775)		31,772
Corporate depreciation and amortization of
intangibles	6,517	(212)		6,305
Net facility impairment charges	1,320	—		1,320
Net gain on disposition of assets	(4,157)	—		(4,157)
Total costs and expenses	549,518	(33,828)		515,690
Operating income	62,493	(3,763)		58,730
Other expense:
Interest expense	(14,630)	—		(14,630)
Miscellaneous	(575)	(2)		(577)
Income before income taxes	47,288	(3,765)		43,523
Provision for income taxes	—	—	(10)	—
Income from continuing operations	$47,288	$(3,765)		$43,523

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

(1)

The pro forma adjustment gives effect to adjustments in cash in connection with the acquisition of the Pizza Hut Restaurants. The combined purchase price for the Acquisition Units of $52.8 million (not including $1.2 million working capital adjustments) was financed with proceeds received from the Disposition Units of $18.8 million (not including $0.6 million working capital adjustments), cash on hand and advances from the Company’s $75.0 million revolving credit facility. The adjustments to cash were as follows (amounts in thousands):

Advance on the revolving credit facility	$19,800
Acquisition Cost	(52,766)
Less: Acquisition Units working capital adjustments	(1,160)
Proceeds from Sale of Disposition Units	18,841
Plus: Disposition Units working capital adjustments	645
Pro Forma adjustment to cash	$(14,640)

(2)	Reflects the preliminary purchase price allocation to the assets of the Acquisition Units as of the acquisition date.

NPC acquired the Acquisition Units for a combined purchase price of $52.8 million. The allocation of the purchase price for acquisition requires extensive use of accounting estimates and judgments to allocate the purchase price to the identifiable tangible and intangible assets acquired and liabilities assumed based on their respective fair values. The purchase price for the Acquisition Units was allocated to tangible and intangible assets acquired and liabilities assumed based on their preliminary estimated fair values at the acquisition date. Such valuation requires significant estimates and assumptions. Management believes the fair values assigned to the assets acquired and liabilities assumed are based on reasonable assumptions. The fair value estimates for the purchase price allocation for the Acquisition Units are preliminary and may change if additional information becomes available.

The following table summarizes the estimated fair values of net assets acquired (in thousands):

Plant, property and equipment	$28,376
Franchise agreements	21,738
Goodwill	2,769
Other intangible assets, net	(117)
Net cash paid for acquisition	$52,766

Plant, property and equipment acquired within this acquisition will be depreciated over its remaining useful life, or 5-40 years, for any buildings and leasehold improvements. Furniture and equipment will be depreciated over its remaining useful life, or 3-10 years. Franchise rights acquired within this acquisition will be amortized over the initial contractual term plus one renewal term, or 50 years.

(3)	Reflects the advance from the Company’s $75.0 million revolving credit facility used to purchase the Acquisition Units.
(4)	Reflects the pro forma loss recorded on the sale of the Disposition Units.

NPC sold the Disposition Units for a combined sale price of $18.8 million in cash. The total sales and income from operations for the Disposition Units was as follows:

				Predecessor
	39 Weeks Ended	52 Weeks Ended	34 Weeks Ended	18 Weeks Ended	52 Weeks Ended
	Sept. 23, 2008	Dec. 25, 2007	Dec. 26, 2006	May 2, 2006	Dec. 27, 2005

Total Net Sales	$43,196	$50,942	$24,068	$13,812	$37,591
Income from continuing operations	$1,962	$2,459	$1,986	$1,717	$3,889

(5)	Reflects royalty expense based on percentage of sales achieved, as defined within the Company’s franchise agreements.
(6)	Reflects rents paid for PHI fee-owned units under 10 year lease agreements for each respective period.
(7)

Reflects the net reduction in depreciation and amortization expense to account for the fair value assigned to tangible and intangible assets, and related depreciable and amortizable asset life assigned by NPC.

(8)	Reflects reclassification of certain items to be consistent with NPC historical financial statements.
(9)

Reflects interest expense related to the issuance of debt from the Company’s $75.0 million revolving credit facility. Interest expense was estimated using a three-month LIBOR rate of 1.22%, effective February 10, 2009, plus a spread of 2.0%, based on the terms of the Company’s $75.0 million revolving credit facility.

(10)

Reflects the tax effect resulting from the pro forma adjustments based on the statutory tax rate in effect during the period of 40%. No taxes were assessed during the Predecessor periods as the Company adopted subchapter S filing status as of January 1, 2003. Upon the Company’s acquisition by Merrill Lynch Global Private Equity on May 3, 2006, the Company converted to a C Corporation filing status and have become subject to state and federal income taxes.